                  Prudential Distressed Securities Fund, Inc.

                        Supplement dated June 2, 1997 to
                       Prospectus dated January 29, 1997

    Fund Expenses and How the Fund is Managed-Manager

    Effective June 2, 1997, Prudential Investments Fund Management LLC (the Manager) will reimburse the Fund to reduce Total Fund Operating Expenses to 1.25% for Class A shares and 2.00% for Class B and Class C shares on an annualized basis. Annual fund operating expenses for the Fund are set forth under 'Fund Expenses' in the Prospectus. The Manager may make further modifications in the future.


MF171C-1 (6/2/97)